Exhibit 99.1
DRAFT CONFIDENTIAL MBF Healthcare Acquisition Corp. Acquisition of Critical Homecare Solutions February 8, 2008 Healthcare Acquisition Corp.

Forward Looking Statements This conference call may include statements regarding anticipated and future developments that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained in forward-looking statements due to a number of factors including the risk factors detailed in our filings with the Securities and Exchange Commission and the other factors set forth in the press release issued on February 7, 2008 and the slides which accompany this call, both of which are to be filed by MBH with the SEC on Form 8-K. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Our financial guidance is as of the date indicated and MBF Healthcare Acquisition Corp. ("MBH") and Critical Homecare Solutions Holdings, Inc. ("CHS" and together with MBH, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that CHS' or MBH's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither CHS' or MBH's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Healthcare Acquisition Corp.

Agenda Introductions Transaction Overview Overview of Critical Homecare Solutions Financial Overview Summary Questions & Answers Healthcare Acquisition Corp.

I. Introductions

Introductions Mike B. Fernandez, Chairman & Chief Executive Officer, MBF Healthcare Acquisition Corp. Jorge Rico, Senior Vice President & Chief Operating Officer, MBF Healthcare Acquisition Corp. Bob Cucuel, President & Chief Executive Officer, Critical Homecare Solutions MJ Graves, Chief Financial Officer, Critical Homecare Solutions Healthcare Acquisition Corp.

II. Transaction Overview

MBH to Acquire CHS A special purpose acquisition company formed for the purpose of acquiring an operating business in the healthcare industry Primarily focused on investment opportunities in the healthcare industry Investment focus on partnering with companies which: Emphasize growth organically and through acquisitions Have strong management teams Strive to become leaders in their respective industries Are positioned to take advantage of opportunities in the market Healthcare Acquisition Corp. Leading provider of home infusion and home nursing services and products to patients suffering from chronic and acute medical conditions Services over 19,000 patients through approximately 450 payor relationships Operates 65 branch locations primarily in the Eastern United States Utilizes a local business model that emphasizes high quality, customized patient care Talented management team with considerable expertise in acquiring and integrating home health businesses Q4 2007 run-rate1 revenue and EBITDA of $218 million and $43 million, respectively Healthcare Acquisition Corp. 1 Represents pro forma adjusted revenue and EBITDA for the three months ended December 31, 2007 annualized

Transaction Summary Description MBF Healthcare Acquisition Corp. ("MBH") to acquire Critical Homecare Solutions Holdings, Inc. ("CHS") Cash in trust account, third party debt financing $35 million of equity issuance to Kohlberg & Co. LLC, other stockholders of CHS and certain members of CHS senior management Up to $50 million commitment to purchase additional shares by MBF Healthcare Partners, L.P. 1.93x Q4 2007 run-rate revenue of $218 million 9.8x Q4 2007 run-rate EBITDA of $43 million Expected to trade on the American Stock Exchange under the name Critical Homecare Solutions, Inc. $420 million Sources of Financing Transaction value Transaction Multiples Trading Information Q2 - Q3 2008 Anticipated Closing MBH stockholder approval and other customary closing conditions Closing Conditions Healthcare Acquisition Corp.

Investment Highlights Well Positioned in an Attractive Niche Market 4th largest provider in US home infusion marketplace One of the leading consolidators in the industry Significant geographic footprint and attractive payor mix $4-$6 billion industry with 6-7% annual growth1 Cost containment, demographics, and patient preference driving demand Extensive drug pipeline and expansion of Medicare reimbursement Highly fragmented industry Successfully integrated 8 acquisitions, including Deaconess Enterprises that is expected to have 2007 revenues of $128 million Management team has integrated over 60 acquisitions since 1995 Track record of success with Air Products Healthcare, American Homecare Supply and Critical Homecare Solutions This team has been consolidating homecare for the last 12 years Margin improvement with leverage of scale and operating efficiencies Emphasis on customized, local, high quality patient care Focus on high value infusion therapies Strong Industry Dynamics Highly Successful Business Strategy Demonstrated Ability to Acquire and Integrate Acquisitions Talented and Experienced Management Team 1 Wall Street Research Healthcare Acquisition Corp.

III. Overview of Critical Homecare Solutions

M3F Healthcare Acquisition Corp.

CHS Critical Homecare Solutions

Overview of Critical Homecare Solutions

Leading provider of home infusion and nursing services





- Home Infusion Therapy ~69% of revenues
  - Delivers complex intravenous pharmaceutical products and corresponding clinical support services to patients
  - Focuses on Antibiotic Therapy, Total Parenteral Nutrition, and Enteral Nutrition
  - Operates 33 locations in 14 states
  - Provides more than 400,000 infusion pharmaceuticals, biopharmaceuticals and related services and equipment
  - Expects PF 2007E revenue of $141 million
- Home Nursing ~31% of revenues
  - Provides skilled nursing and other therapy services to adults and pediatric patients suffering from various chronic or serious health conditions
  - Offers key services, including Nursing, Physical / Occupational Therapy and Home Health Aide
  - Operates 32 locations in 3 states
  - Expects PF 2007E revenue of $63 million

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Investment Thesis CHS plans to continue to emphasize the substantial benefits home infusion offers Healthcare Acquisition Corp. Industry Drivers IV Infusion Therapy Medicare Rate Comparison 1 Total Daily Cost of Treatment Percent Savings with Home Care Home Care 73 Outpatient 126 0.42 SNF 240 0.7 Hospital 1263 0.94 Fragmented industry - opportunity to consolidate Favorable growth demographics Medicare coverage potential benefit H.R. 2567 Favorable, diversified payor mix Medicare Advantage plans cover infusion benefit Current enrollment 17% of beneficiaries Drug pipeline: phase III and phase IV - 400+ therapies Source: Morrison Informatics Study of 6/07 1 Represents the estimated cost of administering Vancomycin 1gm IV q12h

Infusion Market CHS is one of the 4 largest home infusion providers in a highly fragmented space Market Growth Profile Highly Fragmented Market2 $4-$6 billion industry with 6-7% annual growth1 Includes broad range of therapies to treat acute, chronic and terminal conditions Anti-infectives, Total Parenteral Nutrition, Enteral Nutrition, Pain Management, Chemotherapy Local presence, clinical excellence, service is the differentiator Others 0.75 Coram/Apria 0.1 Option Care 0.06 Critical Care Systems 0.05 Critical Homecare Solutions 0.04 $4-6bn 1 Wall Street estimates and company estimates 2 Comprised of approximately 1,200 US providers; small, individually-owned or closely-held local operations to hospital-based providers and national providers 3 Apria completed purchase of Coram on December 3, 2007 4 Walgreens completed purchase of Option Care on August 20, 2007 5 Medco announced acquisition of Critical Care Systems on November 1, 2007 Healthcare Acquisition Corp.

Evolution of Critical Homecare Solutions Founded in August 2006, CHS has become one of the largest home infusion players by acquiring leading companies in the home infusion space Incorporated in Delaware on August 8, 2006 Started operations with the acquisitions of Specialty Pharma and New England Home Therapies Demonstrated ability of management team to effectively integrate companies of scale August 2007 July 2007 June 2007 March 2007 January 2007 September 2006 Acquisition Activity New England Home Therapies Specialty Pharma Deaconess Enterprises Infusion Solutions Infusion Partners of Melbourne Applied Health Care Infusion Partners of Brunswick East Goshen Pharmacy Healthcare Acquisition Corp.

Significant Geographic Footprint & Attractive Payor Mix CHS has established a significant leading presence in the attractive Northeast, Southeast and Southwest markets and has an attractive payor mix Current Locations Payor Mix Healthcare Acquisition Corp. Managed Care 0.48 Medicare 0.31 Medicaid 0.21 CHS has relationships with approximately 450 payors, including insurers, managed care organizations and government payors

Focus on High Value Therapies Healthcare Acquisition Corp. CHS' Tier I therapies comprise over 50% of its revenues and target large market opportunities Therapy Mix Strategy Therapy Market Sizes CHS' Tier I infusion therapies have attractive characteristics Attractive margins Large markets Currently Tier I therapies comprise over 50% of CHS' infusion mix Strong Incentives for CHS' sales force to sell Tier I therapies Incremental incentive plan per therapy, per admission Adjust therapy mix of acquired companies Move away from lower margin therapies Incentive program to focus on Tier I therapies Source: Wall Street research

Company Strategy Focus on High Value Infusion Therapies Anti-infective Therapy, Total Parenteral Nutrition, and Enteral Nutrition (Tier I) 51% of IV business comprised of these three therapies Market share gains achieved at the local level Relationship business with referral sources Leverage payor relationships to regional / national Synergy gains with new acquisitions CHS has over 450 payors Leverage CPR+ (MIS) and overhead infrastructure Reduce headcount through work flow redesign Leverage purchasing power Customize care to local market and demands Homecare is a local business Target Local and Regional Sources Operate a Local Clinical Model Expand Managed Care Relationships Realize Additional Synergies / Operational Efficiencies Pursue Acquisitions of Leading Home Infusion Providers Full pipeline of potential acquisitions 75% of industry comprised of local / regional providers Healthcare Acquisition Corp.

Growth Strategy CHS plans to continue to implement its highly successful business strategy that emphasizes both organic and acquisition growth Organic Growth Strategy Acquisition Growth Strategy Leverage favorable industry trends Focus on high value therapies Broaden services/clinical programs Expand referral and managed care relationships Target Medicare growth opportunities Achieve purchasing and operational efficiencies Pursue IV Market Share gains with Tier 1 therapies Healthcare Acquisition Corp. Consistently apply disciplined approach to each opportunity Acquire leading independent home infusion providers in contiguous and other strategic markets Efficiently integrate targets into CHS' operations Adopt target's best practices to realize additional operational efficiencies Acquire 4-6 targets per year 75% of industry comprised of independents

Highlights of Acquisition Capabilities Healthcare Acquisition Corp. Deal sourcing Overall industry contacts, knowledge of competitive landscape and premier providers, known as a leading industry consolidator with a network of broker relationships Acquisition criteria Accretive to earnings Location Product and payor mix Size Local management Quality of receivables Growth opportunities Detailed work plan and due diligence effort

Attractive Expansion Opportunities Existing Presence and Expansion Opportunities Current Acquisition Pipeline CHS maintains a deep pipeline of attractive acquisitions opportunities to drive its goal of closing four to six deals per year Existing presence Growth areas Existing presence with expansion opportunities Healthcare Acquisition Corp. Notes: 1 Under non-binding Letter of Intent ("LOI") or Confidentiality Agreement ("CA")

IV. Financial Overview

Strong Financial Performance CHS has achieved strong growth and profitability through the successful implementation of its business strategy Pro Forma Revenue1 ($ millions) Pro Forma Pre-Corporate EBITDA1,2,3 ($ millions) Pro forma for all acquisitions completed to date Excludes $0.4 million and $4.5 million of corporate charges in 2006 and 2007, respectively Figures inside columns represent pro forma adjusted EBITDA margins 1st Qtr 2005 173 2006 187 PF 2007E 204 CAGR 8.6% 1st Qtr 2005 29 2006 36 PF 2007E 41 CAGR 19.0% 16.6% 19.3% 20.3% Healthcare Acquisition Corp.

EBITDA Margin Strong Operating Performance Notes: Twelve months ended 12/31/07; post-corporate EBITDA Six months ended 06/30/07 Apria purchased Coram for ~$350 million, approximately 0.7x Coram's 2007E revenue and 15.5x its run-rate EBITDA without synergies; Wall Street Research Management projections for 2007E 1st Qtr CHS 0.18 Option Care 0.064 Coram 0.045 Critical Care Systems 0.076 1 2 3 Healthcare Acquisition Corp. 4

Financial Summary 1 The pro forma income statements reflect each acquisition as if it had been completed as of January 1, 2005. Pro forma adjustments have been determined in accordance with the definition provided by the Company's first and second lien secured creditors, which may not conform to the SEC's regulations regarding pro forma adjustments Healthcare Acquisition Corp.

Estimated Sources and Uses $ in millions Source: Company filings and Company Management Note: Estimated sources and uses as of February 7, 2008. Assumes 100% of shareholders approve the transaction. Estimated SPAC equity excludes unrestricted cash on the balance sheet at close Healthcare Acquisition Corp. Capital structure designed to accommodate the Company's acquisition strategy

Valuation Considerations Healthcare Acquisition Corp. Methodology Valuation Multiples1 Double digit revenue and EBITDA growth Sustainable growth and expanding double digit margins Combination of organic and acquisition growth Favorable industry dynamic with attractive payor mix Upside on the reimbursement front Lead consolidator in fragmented industry Scarcity value in public markets for platform infusion company History of attractive acquisition premiums 1 Source: Company filings and Wall Street research. Option Care, Coram, Critical Care Systems represent acquisition multiples. BioScrip represents a 2007E EBITDA multiple using closing prices as of February 7, 2008. Secondary comparables represent 2008 EBITDA multiple ranges based on closing prices as of February 7, 2008

V. Summary

Closing Comments Acquisition of CHS is the culmination of extensive due diligence conducted by MBH MBH has taken the first step on its promise to acquire a leading company in healthcare services CHS is led by a talented and experienced managed team with a demonstrated ability to grow organically and acquire and integrate acquisitions CHS is well positioned to take advantage of opportunities in an attractive market Proven highly successful business strategy with the ability to generate industry leading EBITDA margins Healthcare Acquisition Corp.

VI. Questions & Answers

Additional Information & Participants in Solicitation Additional Information and Where to Find It MBH expects to file a preliminary proxy statement concerning the proposed transaction, which will be subject to review by the Securities and Exchange Commission. MBH stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH's final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. MBH stockholders will be able to obtain a free copy of the definitive proxy statement through the SEC's internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to MBF Healthcare Acquisition Corp., 121 Alhambra Plaza, Suite 1100, Coral Gables, FL 33134. Participants in Solicitation MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH's Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available. Healthcare Acquisition Corp.